UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-07702

Value Line Asset Allocation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, NY 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31, 2018

Date of reporting period: March 31, 2018

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/18 is included with this Form.

Annual Report
March 31, 2018

Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).
#00207294

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended March 31, 2018.
The annual period was highlighted by each of the Funds being recognized for both their long-term performance and attractive risk and return profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* outpaced the category average return of its peers for the three- and five-year periods ended March 31, 2018 (small-cap growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the small-cap growth category among 592 funds as of March 31, 2018 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low.i

•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended March 31, 2018 (allocation 50% to 70% equity category), as measured by Morningstar,1 and placed in the top 17% of funds in its category across all time periods. Additionally, the Fund earned an overall four-star rating from Morningstar2 in the allocation 50% to 70% equity category among 680 funds as of March 31, 2018 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of Above Average.ii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended March 31, 2018, especially given the newsworthy events of the annual period.
Economic Review
Investors who reached for return in the capital markets during the annual period were generally well-rewarded in the “risk on” environment that dominated. The U.S. equity market, as represented by the S&P 500® Index3, grew 13.99%, and within fixed income, long-dated corporate bonds were a clear winner, with the Bloomberg Barclays U.S. Long Corporate Bond Index4 returning 6.11%. Conversely, reduced-risk bonds, such as U.S. Treasuries, posted more muted returns, with the Bloomberg Barclays U.S. Treasury Index5 returning just 0.43% for the annual period.
Supporting this “risk on” environment was a backdrop of improving economic growth and low inflation both at home and globally. For the last three quarters of 2017, U.S. Gross Domestic Product (GDP) averaged more than 3.0% on an annualized basis, the highest three-quarter growth rate since 2014. The boost to growth came from stronger than expected consumer spending, which is usually the biggest contributor to the economy. U.S. GDP for the first quarter of 2018 is widely expected to be slower, as retail sales were particularly weak during these months.
The labor market was generally healthy during the annual period. U.S. unemployment fell from 4.5% in March 2017 to a 17-year low of 4.1% for six consecutive months as of March 2018. Nonfarm payroll gains averaged 188,000 for the 12 months ended March 2018, marking the seventh consecutive year of employment gains exceeding two million. Despite this labor market strength, average hourly earnings gains did not increase substantially, averaging about 2.6% for the annual period, weak for an economic expansion. Manufacturing was strong, with the March 2018 ISM Manufacturing report ending the annual period with a high reading of 59.3. Even with the improvement in these economic indicators, inflation remained tame and below the expectations of the Federal Reserve (the “Fed”). The most important indicator of inflation, which the Fed closely follows, the core Personal Consumption Expenditure Index, which excludes food and energy, averaged a low annualized rate of 1.6% for the annual period (latest data available as of March 31, 2018).
Against this backdrop, the Fed continued to tighten U.S. monetary policy, raising the federal funds rate three times during the annual period — in June and December 2017 and most recently in March 2018 under new Fed Chair Jerome Powell, bringing the targeted federal funds rate to a range of 1.50% to 1.75%. Even as inflation has thus far remained low, defying Fed expectations, the Fed’s interest rate hikes were prompted by stronger economic growth and especially low unemployment, which Fed policymakers believe has the potential to drive the inflation rate higher going forward through increased wage pressures. Also, in October 2017, the Fed embarked on a program reducing the emergency quantitative easing policy put in place to help the U.S. economy recover from the 2007-2009 meltdown. This program is widely anticipated to create more restrictive monetary conditions.
Fiscal policy boosted prospects of economic growth. More specifically, the tax reform package passed by the U.S. Congress in December 2017 led to anticipation of better corporate earnings through lower corporate tax rates and improved consumer spending through lower individual tax rates for some. In turn, such expectations led to higher forecasts for economic growth and inflation, potentially providing the Fed with more reason to raise interest rates further as 2018 progresses. This widely accepted scenario, together with developments on the political and geopolitical fronts, put pressure on the capital markets broadly at the end of the annual period, with prices of most fixed income securities falling and volatility in the equity markets increasing.

President’s Letter (unaudited) (continued)

Equity Market Review
As stated earlier, U.S. equities, as measured by the S&P 500® Index3, returned 13.99% during the 12 months ended March 31, 2018, boosted overall by a combination of accelerating economic growth and rising corporate earnings, despite political and geopolitical uncertainties and further Fed tightening.
Strong corporate earnings growth and favorable economic conditions helped drive U.S. equity markets to solid gains in the second calendar quarter, and global equity markets joined the rally on improving economic growth and support from central banks. Investors focused on earnings and on a pickup in certain economic sectors to move stock prices higher. In the third calendar quarter, despite multiple major hurricanes, increasingly strained relations with North Korea and several persistent reasons for caution, investors appeared willing to look on the bright side and bid equity shares to substantial gains. It seemed that positive economic news, solid corporate earnings growth, still relatively low interest rates and rising expectations for business-friendly policies more than offset ongoing concerns about high valuations in several market sectors, doubts about the effects of less accommodative stances by central banks in the U.S. and abroad and questions surrounding the ability of the current Administration’s ability to deliver on its policy agenda, U.S. equities gained additional momentum toward the end of the calendar year both from ongoing strong economic activity data and from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%. The fourth quarter of 2017 marked the ninth consecutive quarter of positive returns for the S&P 500 Index®, its strongest quarterly advance in four years.
The first quarter of 2018 saw heightened turbulence in the U.S. equity market, and the S&P 500® Index experienced a loss, albeit a mild one, of 0.76% — its first quarterly loss since the third quarter of 2015. U.S. equities enjoyed a strong start to 2018, with the momentum of late 2017 carrying into January amid positive economic data, a favorable corporate earnings season and optimism around the recently enacted tax reform. The S&P 500® Index had 14 closing highs in the month of January 2018. In early February, however, equities sold off globally on market speculation that robust labor market data would lead to a faster pace of interest rate hikes, which stoked a sharp rise in rates and volatility. Concerns about monetary policy tightening were exacerbated by solid U.S. inflation data and Fed Chair Powell’s testimony before Congress positing a more optimistic economic outlook. Renewed concerns about the increasingly hostile exchanges between North Korea and the White House further drove heightened volatility. On February 8, 2018, the S&P 500® Index posted a one-day decline of 3.8%, confirming it was in correction territory, having fallen 10.16% since its January 26, 2018 high. U.S. equities subsequently recovered, as concerns about the Fed gradually ebbed, but the markets turned lower again in March in reaction to potentially unfavorable changes in U.S. trade policy. With the U.S. equity bull market having its ninth anniversary in early March 2018, what some viewed as a slow consolidation of past gains also pressured stocks toward the end of the annual period. In contrast to none in all of calendar year 2017, the S&P 500® Index experienced five days of at least 2% declines in the first quarter of 2018.
For the annual period overall, large-cap stocks within the U.S. equity market performed best, followed by mid-cap and then small-cap stocks, which still posted double-digit positive returns. Growth stocks significantly outperformed value stocks across the capitalization spectrum. Among the sectors of the S&P 500® Index, eight of the 11 posted positive returns and three posted negative returns. The information technology, financials, consumer discretionary and industrials sectors performed best, each generating solid double-digit gains. Telecommunication services was the weakest sector during the annual period, followed by consumer staples and energy, each generating a negative return that significantly underperformed the S&P 500® Index.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index6, posted a return of 1.20% during the annual period, significantly lagging the performance of the broad U.S. equity market.
Fixed income investors were generally focused through much of the annual period on improving economic growth, geopolitical events and shifting central bank monetary policy — all both in the U.S. and abroad. During the second calendar quarter, the Fed raised interest rates once, while the European Central Bank, the Bank of Japan and the Bank of England left their respective monetary policies unchanged. Political risks appeared to recede on the centrist candidate’s victory in the French presidential election. During the third quarter of 2017, the Fed kept its monetary policy unchanged but unveiled its plans to reverse quantitative easing and reduce the substantial monetary accommodation it has provided the economy for the last decade or so. This prompted a hawkish market reaction, with yields on U.S. Treasuries rising. However, the U.S. Treasury yield curve only steepened modestly due to geopolitical uncertainty and mixed U.S. economic data, including weak inflation readings. The central banks of other developed countries also set the stage for less accommodative monetary policy. The Bank of England noted “a majority” of its policymakers were in favor of tightening policy “over the coming months,” while the Bank of Canada surprised the markets with two consecutive rate hikes. During the fourth quarter of 2017, passage of U.S. tax reform legislation and solid corporate earnings were particularly supportive of U.S. corporate credit. In October 2017, the European Central Bank announced it would reduce its monthly asset purchases beginning in January 2018, mainly by purchasing fewer sovereign government bonds. During the same month, the Bank of England reversed an emergency interest rate cut it had made in August 2016 following the Brexit referendum. In December 2017, the Fed delivered its third short-term interest rate hike of 2017.
Fixed income market returns took a negative turn in the first quarter of 2018, as capital markets broadly became more choppy. Firmer than expected inflation data, equity market declines and rising concerns about trade tensions challenged non-government bond sectors. The Fed raised short-term interest rates at its March policy meeting, though monetary policy action was muted in the rest of the developed markets during the quarter.

4

For the annual period overall, most spread, or non-government bond, sectors outperformed U.S. Treasuries. Sovereign emerging markets debt, high yield corporate bonds and investment grade corporate bonds outperformed U.S. Treasuries most, followed by commercial mortgage-backed securities, agency securities, asset-backed securities and mortgage-backed securities.
The U.S. Treasury yield curve flattened during the annual period, as yields on shorter-term and intermediate-term maturities rose more than yields on most longer-term maturities. The yield on the two-year U.S. Treasury note increased approximately 100 basis points in response to less accommodative U.S. and global central bank policy to end the annual period at 2.27%. The yield on the bellwether 10-year U.S. Treasury increased approximately 34 basis points to end the annual period at 2.74%. However, yields on the 30-year U.S. Treasury dropped approximately five basis points to end the annual period at 2.97%.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Small Cap Opportunities Fund, Inc.: Four-star rating for 3-year (592 funds), 5-year (531 funds), 10-year (402 funds) and overall (592 funds) periods ended March 31, 2018. All in the small-cap growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended March 31, 2018.

ii
For Value Line Asset Allocation Fund, Inc.: Four-star rating for 3-year (680 funds), 5-year (628 funds); 10-year (442 funds) and overall (680 funds) periods ended March 31, 2018. All in the allocation 50% to 70% equity category. Morningstar Return: Above Average for the 3-year, 5-year, 10-year and overall periods ended March 31, 2018.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The Bloomberg Barclays U.S. Long Corporate Bond Index measures the performance of U.S. corporate bonds that have a maturity of greater than or equal to 10 years. The Index is a component of the Bloomberg Barclays U.S. Corporate Index and includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt, issued by U.S. and non-U.S. industrial, utility, and financial institutions.

5

President’s Letter (unaudited) (continued)

The Bloomberg Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

6
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is long-term growth of capital.
Under normal circumstances, the Adviser invests at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalizations. A portion of the Fund’s assets may also be invested in stocks of U.S. mid-market capitalization companies. While the Fund is actively managed by EULAV Asset Management (the “Adviser”), the Adviser relies generally on the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”). The Adviser has discretion, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended March 31, 2018.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of 13.70% during the 12  months ended March 31, 2018. This compares to the 11.79% return of the Fund’s benchmark, the Russell 2000® Index1, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund outperformed the Russell 2000® Index during the 12-month reporting period due primarily to stock selection. The annual period was a particularly strong one for growth-oriented stocks, which significantly outperformed value-oriented stocks. This supported the Fund’s relative results, as the Fund’s portfolio leans more to growth than to value.
Which equity market sectors most significantly affected Fund performance?
On an absolute basis, the Russell 2000® Index had gains in every sector during the annual period except energy, consumer staples and real estate, while the Fund had absolute gains in every sector in which it was invested, except telecommunication services and utilities.
Relative to the Russell 2000® Index, effective stock selection in financials and information technology contributed most positively to the Fund’s results. Having an underweight to and strong stock selection in real estate, which was among the weakest sectors in the Russell 2000® Index during the annual period, and having no exposure to energy, the worst performing sector in the Russell 2000® Index during the annual period, also boosted the Fund’s relative results.
Partially offsetting these positive contributors was the detracting effect of having an underweighted allocation to health care, the strongest performing sector in the Russell 2000® Index during the annual period. The Fund was underweighted health care largely because it has few holdings in the volatile biotechnology industry, which generated robust returns during the annual period. The Fund was also hurt by weak stock selection in the materials and utilities sectors.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were loan provider Lending Tree, aerospace products and services company Heico and electronic subsystems and instrumentation provider to the aerospace and defense industry Teledyne Technologies. Lending Tree enjoyed a triple-digit share price gain, and Heico and Teledyne Technologies each saw double-digit share price increases during the annual period. Each was helped by strong gains in revenues and earnings.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, among the stocks that detracted most from the Fund’s relative performance were specialty electrical equipment and components manufacturer AZZ and cooking equipment manufacturer Middleby. Shares of each experienced double-digit declines during the annual period, hurt by weaker than expected growth in company operations. Even more significant to relative results was not holding a position in clinical-stage biopharmaceutical company Nektar Therapeutics, whose share price more than quadrupled during the annual period on promising results from its experimental cancer therapy.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

Did the Fund make any significant purchases or sales during the 12-month period?
During the annual period, we initiated Fund positions in Exponent, a science and engineering consulting firm; ILG, a vacation services provider and a global licensee of luxury hospitality brands; and ASGN, a talent management and consultancy solutions provider. We selected each of these companies based on what we view as their solid earnings history and favorable prospects. Each also reported better than market expected quarterly operating results during the annual period.
Several holdings were eliminated from the Fund’s portfolio because they were either acquired by other companies or taken private. These included insurance and reinsurance company Allied World Assurance, casual dining restaurants owner and franchiser Buffalo Wild Wings, veterinary hospital operator VCA Antech, air medical emergency transport services provider Air Methods and specialty chemicals manufacturer Chemtura. We also sold several Fund positions during the annual period because they were no longer producing the long-term consistent growth we seek. These sales included positions in physician management services provider Mednax, machinery manufacturer ITT and restaurant operator Brinker International.
Were there any notable changes in the Fund’s sector weightings during the 12-month period?
During the 12-month period ended March 31, 2018, there were no notable changes in the Fund’s sector allocations relative to the Russell 2000® Index.
How was the Fund positioned relative to its benchmark index at the end of March 2018?
As of March 31, 2018, the Fund was overweighted relative to the Russell 2000® Index in the industrials and consumer staples sectors. The Fund was underweighted relative to the Russell 2000® Index in the financials, health care, real estate and telecommunication services sectors and was rather neutrally weighted compared to the Russell 2000® Index in the utilities, information technology, materials and consumer discretionary sectors on the same date. The Fund had no exposure to the energy sector at March 31, 2018.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2018 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Lennox International, Inc.	80,800	$16,513,096	3.4%
HEICO Corp.	184,601	16,025,213	3.3%
Teledyne Technologies, Inc.	79,400	14,861,298	3.0%
Tyler Technologies, Inc.	62,658	13,218,332	2.7%
Toro Co. (The)	200,200	12,502,490	2.6%
Pool Corp.	76,500	11,185,830	2.3%
Waste Connections, Inc.	139,900	10,036,426	2.1%
Rollins, Inc.	185,900	9,486,477	1.9%
LendingTree, Inc.	27,000	8,860,050	1.8%
Chemed Corp.	32,000	8,731,520	1.8%
Total			24.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2018 (unaudited) (continued)

The following graph compares the performance of the Value Line Small Cap Opportunities Fund, Inc. to that of the Russell 2000 Index (the “Index”). The Value Line Small Cap Opportunities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Small Cap Opportunities Fund, Inc. and the Russell 2000® Index*

Performance Data:**
Average Annual Total Returns (For periods ended 3/31/2018)
Investor Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 6/23/1993
Value Line Small Cap Opportunities Fund, Inc.	13.70%	9.50%	12.23%	10.06%	11.63%
Russell 2000® Index	11.79%	8.39%	11.47%	9.84%	9.45%
Institutional Class	1 Yr	Since Inception 11/2/2015
Value Line Small Cap Opportunities Fund, Inc.	14.01%	12.04%
Russell 2000® Index	11.79%	13.68%
*
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments	March 31, 2018

Shares		Value
COMMON STOCKS (96.4%)
CONSUMER DISCRETIONARY (9.8%)
	APPAREL (0.2%)
31,600	Wolverine World Wide, Inc.	$913,240
	AUTO PARTS & EQUIPMENT (0.2%)
7,100	Cooper-Standard Holdings, Inc.*	871,951
	COMMERCIAL SERVICES (1.0%)
89,900	Monro, Inc.(1)	4,818,640
	DISTRIBUTION & WHOLESALE (2.3%)
76,500	Pool Corp.	11,185,830
	ENGINEERING & CONSTRUCTION (0.1%)
8,800	TopBuild Corp.*	673,376
	ENTERTAINMENT (1.9%)
25,400	Churchill Downs, Inc.(1)	6,198,870
23,800	Marriott Vacations Worldwide Corp.(1)	3,170,160
		9,369,030
	HOME BUILDERS (0.3%)
7,100	Cavco Industries, Inc.*(1)	1,233,625
	HOUSEHOLD PRODUCTS (0.3%)
19,600	Helen of Troy, Ltd.*	1,705,200
	LEISURE TIME (0.9%)
34,300	LCI Industries	3,572,345
26,700	Planet Fitness, Inc. Class A*(1)	1,008,459
		4,580,804
	LODGING (0.2%)
36,000	ILG, Inc.	1,119,960
	RETAIL (2.4%)
10,300	Asbury Automotive Group, Inc.*	695,250
14,800	Big Lots, Inc.(1)	644,244
39,900	Cheesecake Factory, Inc. (The)(1)	1,923,978
6,300	Children’s Place, Inc. (The)(1)	852,075
33,900	Dave & Buster’s Entertainment, Inc.*(1)	1,414,986
19,900	Domino’s Pizza, Inc.(1)	4,647,844
26,400	Texas Roadhouse, Inc.	1,525,392
		11,703,769
		48,175,425
CONSUMER STAPLES (4.5%)
	COMMERCIAL SERVICES (0.2%)
10,500	Medifast, Inc.	981,225
Shares		Value
COMMON STOCKS (96.4%) (continued)
	FOOD (2.8%)
47,400	B&G Foods, Inc.(1)	$1,123,380
12,600	Cal-Maine Foods, Inc.*(1)	550,620
54,200	Calavo Growers, Inc.(1)	4,997,240
39,400	J&J Snack Foods Corp.(1)	5,380,464
11,600	Lancaster Colony Corp.	1,428,424
		13,480,128
	RETAIL (1.5%)
66,800	Casey’s General Stores, Inc.(1)	7,332,636
		21,793,989
FINANCIALS (10.9%)
	BANKS (1.7%)
104,548	First Financial Bankshares, Inc.(1)	4,840,572
37,900	Prosperity Bancshares, Inc.(1)	2,752,677
13,800	Walker & Dunlop, Inc.	819,996
		8,413,245
	COMMERCIAL SERVICES (2.3%)
32,900	Green Dot Corp. Class A*	2,110,864
27,000	LendingTree, Inc.*(1)	8,860,050
		10,970,914
	DIVERSIFIED FINANCIAL SERVICES (1.5%)
125,100	Stifel Financial Corp.	7,409,673
	INSURANCE (4.6%)
60,900	Arch Capital Group, Ltd.*	5,212,431
18,200	Primerica, Inc.(1)	1,758,120
58,600	ProAssurance Corp.(1)	2,845,030
20,300	RenaissanceRe Holdings, Ltd.	2,811,753
131,900	RLI Corp.(1)	8,361,141
9,100	Selective Insurance Group, Inc.	552,370
14,200	Validus Holdings, Ltd.	957,790
		22,498,635
	REITS (0.8%)
45,200	Equity Lifestyle Properties, Inc. REIT	3,967,204
		53,259,671
HEALTHCARE (8.5%)
	BIOTECHNOLOGY (0.2%)
4,400	Bio-Rad Laboratories, Inc. Class A*	1,100,352
Shares		Value
COMMON STOCKS (96.4%) (continued)
	HEALTHCARE PRODUCTS (4.3%)
39,900	Cantel Medical Corp.	$4,445,259
11,500	Haemonetics Corp.*	841,340
31,500	ICU Medical, Inc.*	7,950,600
20,000	IDEXX Laboratories, Inc.*	3,827,800
19,800	Insulet Corp.*(1)	1,716,264
15,900	Integra LifeSciences Holdings Corp.*(1)	879,906
14,400	Nevro Corp.*(1)	1,248,048
		20,909,217
	HEALTHCARE SERVICES (2.9%)
32,000	Chemed Corp.(1)	8,731,520
18,000	Teladoc, Inc.*(1)	725,400
29,300	Tivity Health, Inc.*	1,161,745
42,300	US Physical Therapy, Inc.	3,438,990
		14,057,655
	PHARMACEUTICALS (1.1%)
79,000	Akorn, Inc.*(1)	1,478,090
39,066	Neogen Corp.*	2,617,031
15,200	PRA Health Sciences, Inc.*	1,260,992
		5,356,113
		41,423,337
INDUSTRIALS (35.1%)
	AEROSPACE & DEFENSE (7.1%)
29,800	Esterline Technologies Corp.*	2,179,870
184,601	HEICO Corp.(1)	16,025,213
23,200	KLX, Inc.*	1,648,592
79,400	Teledyne Technologies, Inc.*	14,861,298
		34,714,973
	BUILDING MATERIALS (4.9%)
124,000	AAON, Inc.(1)	4,836,000
8,400	American Woodmark Corp.*(1)	826,980
80,800	Lennox International, Inc.	16,513,096
16,000	Trex Co., Inc.*	1,740,320
		23,916,396
	COMMERCIAL SERVICES (4.6%)
14,200	ASGN, Inc.*	1,162,696
198,800	Healthcare Services Group, Inc.(1)	8,643,824
21,200	Insperity, Inc.	1,474,460
11,700	Korn/Ferry International	603,603
185,900	Rollins, Inc.(1)	9,486,477
25,500	TriNet Group, Inc.*(1)	1,181,160
		22,552,220
	COMPUTERS (0.3%)
27,800	Mercury Systems, Inc.*(1)	1,343,296

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS (96.4%) (continued)
INDUSTRIALS (35.1%) (continued)
	ELECTRICAL EQUIPMENT (1.2%)
85,700	EnerSys	$5,945,009
	ELECTRONICS (1.6%)
7,100	Watts Water Technologies, Inc. Class A	551,670
102,000	Woodward Inc.	7,309,320
		7,860,990
	ENGINEERING & CONSTRUCTION (0.9%)
14,300	Dycom Industries, Inc.*(1)	1,539,109
7,400	EMCOR Group, Inc.	576,682
29,300	Exponent, Inc.(1)	2,304,445
		4,420,236
	ENVIRONMENTAL CONTROL (2.1%)
139,900	Waste Connections, Inc.	10,036,426
	HAND & MACHINE TOOLS (1.3%)
72,200	Lincoln Electric Holdings, Inc.	6,494,390
	HOUSEWARES (2.6%)
200,200	Toro Co. (The)	12,502,490
	MACHINERY DIVERSIFIED (2.1%)
28,000	Applied Industrial Technologies, Inc.(1)	2,041,200
8,600	Kadant, Inc.	812,700
32,500	Middleby Corp. (The)*(1)	4,023,175
25,800	Nordson Corp.	3,517,572
		10,394,647
	MACHINERY - CONSTR & MINING (0.1%)
10,300	BWX Technologies, Inc.	654,359
	METAL FABRICATE/HARDWARE (1.7%)
52,500	RBC Bearings, Inc.*(1)	6,520,500
13,800	Valmont Industries, Inc.	2,018,940
		8,539,440
	MISCELLANEOUS MANUFACTURERS (3.1%)
12,200	Axon Enterprise, Inc.*(1)	479,582
83,100	AZZ, Inc.(1)	3,631,470
36,200	Carlisle Companies, Inc.	3,779,642
61,900	EnPro Industries, Inc.	4,789,822
13,100	John Bean Technologies Corp.(1)	1,485,540
15,600	Lydall, Inc.*	752,700
		14,918,756
Shares		Value
COMMON STOCKS (96.4%) (continued)
	RETAIL (0.3%)
38,600	Rush Enterprises, Inc. Class A*	$1,640,114
	TRANSPORTATION (1.2%)
33,800	Landstar System, Inc.	3,706,170
20,000	XPO Logistics, Inc.*(1)	2,036,200
		5,742,370
		171,676,112
INFORMATION TECHNOLOGY (19.4%)
	COMMERCIAL SERVICES (1.6%)
50,000	WEX, Inc.*(1)	7,831,000
	COMPUTERS (2.4%)
5,300	CACI International, Inc. Class A*	802,155
57,700	ExlService Holdings, Inc.*	3,217,929
54,300	MAXIMUS, Inc.	3,623,982
8,300	Qualys, Inc.*(1)	603,825
41,700	Science Applications International Corp.	3,285,960
		11,533,851
	ELECTRICAL EQUIPMENT (0.4%)
10,400	Littelfuse, Inc.(1)	2,165,072
	ELECTRONICS (1.9%)
3,500	Coherent, Inc.*(1)	655,900
56,800	SYNNEX Corp.	6,725,120
22,800	Tech Data Corp.*	1,940,964
		9,321,984
	ENERGY - ALTERNATE SOURCES (0.1%)
13,000	SolarEdge Technologies, Inc.*	683,800
	INTERNET (4.2%)
93,300	ePlus, Inc.*	7,249,410
48,800	Proofpoint, Inc.*(1)	5,546,120
28,800	Stamps.com, Inc.*(1)	5,790,240
18,000	Trade Desk, Inc. (The) Class A*(1)	893,160
19,100	Zendesk, Inc.*(1)	914,317
		20,393,247
	SEMICONDUCTORS (0.2%)
11,600	Silicon Laboratories, Inc.*	1,042,840
	SOFTWARE (8.6%)
37,100	ACI Worldwide, Inc.*	880,012
23,826	ANSYS, Inc.*	3,733,296
19,800	Blackbaud, Inc.(1)	2,015,838
38,100	Fair Isaac Corp.	6,452,997
20,000	Instructure, Inc.*	843,000
39,300	j2 Global, Inc.(1)	3,101,556
23,500	New Relic, Inc.*	1,741,820
Shares		Value
COMMON STOCKS (96.4%) (continued)
	SOFTWARE (8.6%) (continued)
16,300	Paycom Software, Inc.*(1)	$1,750,457
21,300	Progress Software Corp.	818,985
62,658	Tyler Technologies, Inc.*(1)	13,218,332
31,400	Ultimate Software Group, Inc. (The)*(1)	7,652,180
		42,208,473
		95,180,267
MATERIALS (5.8%)
	BUILDING MATERIALS (0.3%)
26,500	US Concrete, Inc.*(1)	1,600,600
	CHEMICALS (2.0%)
12,700	Balchem Corp.	1,038,225
8,700	NewMarket Corp.	3,494,616
31,400	PolyOne Corp.	1,335,128
58,300	Sensient Technologies Corp.(1)	4,114,814
		9,982,783
	HOUSEWARES (0.7%)
38,800	Scotts Miracle-Gro Co. (The)(1)	3,327,100
	MISCELLANEOUS MANUFACTURERS (1.8%)
95,200	AptarGroup, Inc.	8,551,816
	PACKAGING & CONTAINERS (1.0%)
172,600	Silgan Holdings, Inc.	4,806,910
		28,269,209
TELECOMMUNICATION SERVICES (0.1%)
	INTERNET (0.1%)
19,600	Boingo Wireless, Inc.*	485,492
UTILITIES (2.3%)
	ELECTRIC (0.4%)
37,800	El Paso Electric Co.(1)	1,927,800
	OIL & GAS (1.9%)
55,200	New Jersey Resources Corp.	2,213,520
167,800	South Jersey Industries, Inc.	4,725,248
35,500	Southwest Gas Holdings, Inc.	2,400,865
		9,339,633
		11,267,433
TOTAL COMMON STOCKS (Cost $262,285,461) (96.4%)		471,530,935

See Notes to Financial Statements.

March 31, 2018

Shares		Value
SHORT-TERM INVESTMENTS (9.0%)
	MONEY MARKET FUNDS (9.0%)
17,671,573	State Street Institutional U.S. Government Money Market Fund, Premier Class	$17,671,573
26,568,850	State Street Navigator Securities Lending Government Money Market Portfolio(2)	26,568,850
TOTAL SHORT-TERM INVESTMENTS (Cost $44,240,423) (9.0%)		44,240,423
TOTAL INVESTMENT SECURITIES (105.4%) (Cost $306,525,884)		$515,771,358
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-5.4%)		(26,452,451)
NET ASSETS (100%)		$489,318,907
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of March 31, 2018, the market value of the securities on loan was $118,151,657.

(2)
Securities with an aggregate market value of  $118,151,657 were out on loan in exchange for $26,568,850 of cash collateral as of March 31, 2018. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$471,530,935	$—	$—	$471,530,935
Short-Term Investments	44,240,423	—	—	44,240,423
Total Investments in Securities	$515,771,358	$—	$—	$515,771,358
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE ASSET ALLOCATION FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by EULAV Asset Management (the “Adviser”).
The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities:(a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c ) money market instruments (debt securities with maturities of less than one year). There are no limits on the percentage of the Fund’s assets that can be invested in common stocks, debt or money market securities.
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended March 31, 2018.
How did the Fund perform during the annual period?
The Fund (Investor Class) generated a total return of 11.11% during the 12 months ended March 31, 2018. The Fund outpaced the 8.81% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund outperformed its blended benchmark, as both the Fund’s equity portfolio outperformed the S&P 500® Index and the Fund’s fixed income portfolio outpaced the Bloomberg Barclays Index during the reporting period. Overall, asset allocation also had a positive effect on Fund results during the annual period. The Fund benefited from its overweighting of equities, as the S&P 500® Index significantly outperformed the Bloomberg Barclays Index during the reporting period.
Which equity market sectors most significantly affected Fund performance?
Supporting the equity portion of the Fund’s outperformance of the S&P 500® Index was its leaning more to growth-oriented stocks than to value-oriented stocks during an annual period when growth substantially outperformed value across the capitalization spectrum.
On a relative basis, the equity portion of the Fund outperformed its benchmark, the S&P 500® Index, due to both effective stock selection and favorable sector allocation overall. The Fund was helped most by its overweighted allocations to and superior stock selection in two strongly performing sectors—industrials and health care. Also, the Fund benefited from having no exposure to the energy, telecommunication services and utilities sectors, each of which significantly lagged the S&P 500® Index during the annual period. Partially offsetting these positive contributors was its underweighted allocation to and weak stock selection in the strongly performing financials sector, which detracted. Also, the equity portion of the Fund was hurt by stock selection decisions in the consumer discretionary sector, attributable primarily to holdings in two auto parts retailers, O’Reilly Automotive and AutoZone, each of which experienced share price declines during the annual period.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s relative results were electronic subsystems and instrumentation provider to the aerospace and defense industry Teledyne Technologies and financial transaction processing services provider Mastercard. Each of these companies saw double-digit share price increases during the annual period on operating results that exceeded market expectations. An even more significant positive contributor to relative results was not owning a position in diversified conglomerate General Electric, whose share price declined more than 50% during the annual period.
Which stocks detracted significantly from the Fund’s performance during the annual period?
Among the stocks that detracted most from the equity portion of the Fund’s relative results were Henry Schein, which distributes healthcare products and services, including practice management software, to office-based healthcare practitioners, and Snap-on, a tool manufacturer. Each of these companies saw a double-digit share price decline during the annual period, primarily reflecting weaker than expected operating results. Relative to the S&P 500® Index, the Fund was hurt even more by not owning positions in two stocks that were among the top positive contributors to the S&P 500® Index’s gain during the annual period—namely, e-commerce retailing giant Amazon.com and software manufacturing leader Microsoft.
Did the equity portion of the Fund make any significant purchases or sales?
During the annual period, we initiated positions in residential and commercial water heating and water treatment equipment manufacturer A.O. Smith and commercial services provider Cintas after each reported stronger than expected operating results. In our view, each has demonstrated a solid history of rather consistent gains in earnings and stock price.
Among those names eliminated from the equity portion of the Fund during the annual period were coatings supplier Valspar, which was acquired by paint maker Sherwin-Williams, and tobacco company Reynolds American, which was acquired by tobacco company British American Tobacco. We also sold several positions from the equity portion of the Fund during the annual period because we believed each had become less consistent in delivering long-term gains in earnings and stock price. These sales included positions in regulated medical waste management services provider Stericycle and consumer-branded meat and food products manufacturer and marketer Hormel Foods.
Were there any notable changes in the equity portion of the Fund’s sector weightings during the 12-month period?
During the 12-month period ended March 31, 2018, the equity portion of the Fund’s allocation to health care increased from a neutral to an overweight position relative to the S&P 500® Index.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of March 2018?
As of March 31, 2018, the Fund was overweighted relative to the S&P 500® Index in industrials, materials and health care and was underweighted relative to the S&P 500® Index in the financials, information technology, consumer discretionary and real estate sectors. The Fund was rather neutrally weighted relative to the S&P 500® Index in consumer staples and had no exposure to the energy, utilities and telecommunication services sectors at March 31, 2018.
From a capitalization perspective, approximately 40% of the Fund’s equity allocation was in large-cap stocks, 45% in mid-cap stocks and 15% in small-cap stocks. Maintaining a long-term perspective, we believe small- and mid-cap stocks tend to possess greater growth potential than large-cap stocks, though they also are often more volatile than large-cap stocks.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration modestly shorter than that of the Bloomberg Barclays Index, as we anticipated further interest rate hikes by the Fed. This scenario did materialize with the Fed’s three interest rate hikes during the annual period, and yields on short-term U.S. Treasuries did rise in response. However, yields on the longest-term U.S. Treasuries rallied modestly, or moved lower, on political uncertainty and increased geopolitical risks. Thus, the fixed income portion of the Fund’s modest underweighting at the long-term end of the yield curve, or spectrum of maturities, detracted. That said, our yield curve positioning overall contributed positively, as the fixed income portion of the Fund was also underweight the short-term end of the yield curve, i.e. securities with maturities of three years and less, where yields, pressured by more aggressive Fed policy, rose most.
Which fixed income market segments most significantly affected Fund performance?
Overall, the fixed income portion of the Fund outperformed its benchmark, the Bloomberg Barclays Index. The Fund’s significant overweight to investment grade corporate bonds and exposure to high yield corporate bonds as well as its corresponding underweight to U.S. Treasuries contributed positively to the Fund’s relative results. Security selection within the investment grade corporate bond sector added value, with an emphasis on BBB-rated bonds and long-dated bonds, which performed especially well. However, not owning any CCC-rated bonds, considered highly speculative, within the high yield corporate bond sector, detracted, as these bonds significantly outperformed higher quality high yield bonds. Elsewhere, the Fund’s holdings of taxable municipal bonds and sovereign debt were strong performers during the annual period, contributing positively to results. Allocations to securitized bonds, which trailed the corporate bond sector’s performance, dampened relative results.
Were there any notable changes in the fixed income portion of the Fund’s sector weightings during the 12-month period?
Through calendar year 2017, we increased the Fund’s allocation to corporate bonds, both investment grade and high yield, with a concurrent modest decrease in its allocation to U.S. Treasuries, a shift that proved beneficial as “risk-on” assets outperformed lower risk securities during the annual period overall. We also added more commercial mortgage-backed securities as we sought

VALUE LINE ASSET ALLOCATION FUND, INC.

to take advantage of what we viewed as their attractive yields. However, toward the end of the annual period, as market volatility heightened, we reduced the risk profile in the fixed income portion of the Fund. While remaining overweight corporate bonds, we sharply reduced that overweight and concurrently increased its U.S. Treasury and securitized holdings.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of March 2018?
As of March 31, 2018, the fixed income portion of the Fund was overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and taxable municipal bonds. The Fund also had exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index. The Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasuries and U.S. agency securities and had rather neutral allocations to sovereign debt and to securitized debt, including mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. At the end of the annual period, the Fund maintained a modestly shorter duration than that of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At the end of March 2018, the Fund had a weighting of approximately 69% in stocks, 27% in fixed income securities and 4% in cash equivalents. This compared to the allocation at the end of March 2017 of approximately 69% in stocks, 24% in fixed income securities and 7% in cash equivalents. While the allocation changed only modestly during the annual period, we did seek to take advantage of short-term market swings to buy and sell both stocks and bonds. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer model and other factors.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives as part of its strategy during the reporting period.
What is your tactical view and strategy for the months ahead?
At the end of the annual period, the proprietary Value Line, Inc. asset allocation model was still positive on stocks, and we were comfortable with the Fund’s underweighted allocation to fixed income.
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average stock, and therefore our equity portfolios have historically provided a smoother ride to investors than the Fund’s peer group average. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
As we manage both the equity and fixed income portions of the Fund, we will continue to carefully monitor economic factors, any significant changes in global economic growth trends, geopolitical risks, supply/demand factors, fundamentals, and shifting monetary policy stances by central banks globally for their potential impact on the financial markets. Over the near term, we are also watching closely Fed commentary, any significant shifts in international trade policies, and U.S. mid-term election results.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2018 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
IDEXX Laboratories, Inc.	36,800	$7,043,152	2.2%
Waste Connections, Inc.	92,625	6,644,917	2.1%
MasterCard, Inc.	36,000	6,305,760	2.0%
Teledyne Technologies, Inc.	33,000	6,176,610	1.9%
Mettler-Toledo International, Inc.	10,400	5,980,312	1.9%
Rollins, Inc.	115,500	5,893,965	1.9%
Northrop Grumman Corp.	16,000	5,585,920	1.8%
Toro Co. (The)	88,600	5,533,070	1.7%
Amphenol Corp.	62,200	5,357,286	1.7%
Fiserv, Inc.	73,200	5,219,892	1.6%
Total			18.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2018 (unaudited) (continued)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the S&P 500® Index and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index (the “Indexes”). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Indexes are not available for investment and are unmanaged. The returns for the Indexes do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Asset Allocation Fund, Inc., the S&P 500® Index* and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index**
Performance Data: ***
Average Annual Total Returns (For periods ended 3/31/2018)
Investor Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 8/24/1993
Value Line Asset Allcation Fund, Inc.	11.11%	6.76%	8.35%	7.31%	9.56%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	8.87%	6.95%	8.71%	7.15%	7.78%
S&P 500® Index	13.99%	10.78%	13.31%	9.49%	9.54%
Institutional Class	1 Yr	Since Inception 11/2/2015
Value Line Asset Allcation Fund, Inc.	11.33%	8.58%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	8.87%	8.33%
S&P 500® Index	13.99%	12.76%
*
The S&P 500® Index an unmanaged index that is representative of the larger capitalization stocks traded in the United States.

**
The 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg Barclays US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS.

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments	March 31, 2018

Shares		Value
COMMON STOCKS (68.5%)
CONSUMER DISCRETIONARY (6.3%)
	APPAREL (0.7%)
32,000	NIKE, Inc. Class B	$2,126,080
	DISTRIBUTION & WHOLESALE (1.0%)
34,000	LKQ Corp.*	1,290,300
12,500	Pool Corp.	1,827,750
		3,118,050
	RETAIL (4.6%)
4,000	AutoZone, Inc.*	2,594,760
39,000	Dollar Tree, Inc.*	3,701,100
9,700	Domino’s Pizza, Inc.	2,265,532
12,800	O’Reilly Automotive, Inc.*	3,166,464
36,000	TJX Companies, Inc. (The)	2,936,160
		14,664,016
		19,908,146
CONSUMER STAPLES (5.1%)
	BEVERAGES (0.7%)
22,000	PepsiCo, Inc.	2,401,300
	FOOD (1.5%)
22,000	Ingredion, Inc.	2,836,240
5,700	J&J Snack Foods Corp.	778,392
10,000	McCormick & Co., Inc.	1,063,900
		4,678,532
	HOUSEHOLD PRODUCTS (0.9%)
57,600	Church & Dwight Co., Inc.	2,900,736
	RETAIL (2.0%)
20,900	Casey’s General Stores, Inc.	2,294,193
21,000	Costco Wholesale Corp.	3,957,030
		6,251,223
		16,231,791
FINANCIALS (6.1%)
	BANKS (0.5%)
10,100	Signature Bank*	1,433,695
	DIVERSIFIED FINANCIAL SERVICES (0.3%)
12,000	Intercontinental Exchange, Inc.	870,240
	INSURANCE (5.3%)
3,700	Alleghany Corp.	2,273,428
29,800	Arch Capital Group, Ltd.*	2,550,582
25,800	Chubb, Ltd.	3,528,666
2,100	Enstar Group Ltd.*	441,525
Shares		Value
COMMON STOCKS (68.5%) (continued)
	INSURANCE (5.3%) (continued)
26,100	RenaissanceRe Holdings, Ltd.	$3,615,111
19,800	RLI Corp.	1,255,122
23,900	Torchmark Corp.	2,011,663
20,000	Validus Holdings, Ltd.	1,349,000
		17,025,097
		19,329,032
HEALTHCARE (10.9%)
	BIOTECHNOLOGY (1.4%)
11,000	Alexion Pharmaceuticals, Inc.*	1,226,060
14,400	Illumina, Inc.*	3,404,448
		4,630,508
	ELECTRONICS (1.9%)
10,400	Mettler-Toledo International, Inc.*	5,980,312
	HEALTHCARE PRODUCTS (7.6%)
23,767	Becton Dickinson & Co.	5,150,309
36,400	Danaher Corp.	3,563,924
17,800	DENTSPLY SIRONA, Inc.	895,518
39,000	Henry Schein, Inc.*(1)	2,621,190
36,800	IDEXX Laboratories, Inc.*	7,043,152
3,700	Teleflex, Inc.	943,426
19,300	Thermo Fisher Scientific, Inc.	3,984,678
		24,202,197
		34,813,017
INDUSTRIALS (21.4%)
	AEROSPACE & DEFENSE (6.4%)
12,500	General Dynamics Corp.	2,761,250
22,322	HEICO Corp.	1,937,773
16,000	Northrop Grumman Corp.	5,585,920
33,000	Teledyne Technologies, Inc.*	6,176,610
13,000	TransDigm Group, Inc.	3,990,220
		20,451,773
	COMMERCIAL SERVICES (3.1%)
5,200	Cintas Corp.(1)	887,016
17,000	Healthcare Services Group, Inc.(1)	739,160
50,503	IHS Markit, Ltd.*	2,436,265
115,500	Rollins, Inc.	5,893,965
		9,956,406
Shares		Value
COMMON STOCKS (68.5%) (continued)
	ELECTRICAL EQUIPMENT (1.3%)
53,075	AMETEK, Inc.	$4,032,108
	ENVIRONMENTAL CONTROL (2.6%)
25,700	Republic Services, Inc.	1,702,111
92,625	Waste Connections, Inc.	6,644,917
		8,347,028
	HAND & MACHINE TOOLS (1.2%)
10,200	Lincoln Electric Holdings, Inc.	917,490
19,100	Snap-on, Inc.	2,818,014
		3,735,504
	HOUSEWARES (1.7%)
88,600	Toro Co. (The)	5,533,070
	MACHINERY DIVERSIFIED (2.6%)
8,600	IDEX Corp.	1,225,586
18,100	Middleby Corp. (The)*(1)	2,240,599
16,900	Roper Technologies, Inc.	4,743,661
		8,209,846
	MISCELLANEOUS MANUFACTURERS (1.2%)
15,000	AO Smith Corp.	953,850
26,900	Carlisle Companies, Inc.	2,808,629
		3,762,479
	TRANSPORTATION (1.3%)
51,800	Canadian National Railway Co.	3,788,134
3,000	J.B. Hunt Transport Services, Inc.	351,450
		4,139,584
		68,167,798
INFORMATION TECHNOLOGY (15.0%)
	COMMERCIAL SERVICES (0.3%)
10,000	Automatic Data Processing, Inc.	1,134,800
	COMPUTERS (1.4%)
28,400	Accenture PLC Class A	4,359,400
	DIVERSIFIED FINANCIAL (2.0%)
36,000	MasterCard, Inc. Class A	6,305,760
	ELECTRONICS (1.7%)
62,200	Amphenol Corp. Class A	5,357,286
	SOFTWARE (9.6%)
32,500	ANSYS, Inc.*	5,092,425

See Notes to Financial Statements.

Schedule of Investments (continued)

Shares		Value
COMMON STOCKS (68.5%) (continued)
INFORMATION TECHNOLOGY (15.0%) (continued)
	SOFTWARE (9.6%) (continued)
73,200	Fiserv, Inc.*	$5,219,892
15,400	Intuit, Inc.	2,669,590
36,800	Jack Henry & Associates, Inc.	4,450,960
12,700	Open Text Corp.	441,960
38,000	Salesforce.com, Inc.*	4,419,400
19,600	Tyler Technologies, Inc.*	4,134,816
17,400	Ultimate Software Group, Inc. (The)*	4,240,380
		30,669,423
		47,826,669
MATERIALS (3.4%)
	COMMERCIAL SERVICES (1.1%)
26,000	Ecolab, Inc.	3,563,820
	MISCELLANEOUS MANUFACTURERS (0.9%)
31,800	AptarGroup, Inc.	2,856,594
	PACKAGING & CONTAINERS (1.4%)
88,400	Ball Corp.	3,510,364
8,300	Packaging Corp. of America	935,410
		4,445,774
		10,866,188
REAL ESTATE (0.3%)
	REITS (0.3%)
7,400	American Tower Corp. REIT	1,075,516
TOTAL COMMON STOCKS (Cost $122,963,783) (68.5%)		218,218,157
Principal Amount		Value
ASSET-BACKED SECURITIES (1.8%)
$100,000	Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23	98,699
150,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	149,190
97,843	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	97,262
400,000	CarMax Auto Owner Trust, Series 2016-4, Class A3, 1.40%, 8/15/21	394,392
Principal Amount		Value
ASSET-BACKED SECURITIES (1.8%) (continued)
$150,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(2)	$149,098
300,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.73%, 4/9/20	299,973
400,000	Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22	393,538
300,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(2)	296,418
200,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(2)	198,308
200,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	194,253
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	249,098
100,000	GE Capital Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	99,744
139,000	GM Financial Automobile Leasing Trust, Series 2016-1, Class B, 2.59%, 3/20/20	138,946
430,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class A1, 1.96%, 5/17/21(2)	426,593
250,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(2)	248,750
400,000	Honda Auto Receivables Owner Trust, Series 2017-1, Class A4, 2.05%, 6/21/23	393,728
Principal Amount		Value
ASSET-BACKED SECURITIES (1.8%) (continued)
$450,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(2)	$446,025
125,000	Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A4, 1.68%, 4/15/20(2)	124,415
300,000	Mercedes-Benz Auto Lease Trust, Series 2017-A, Class A4, 2.01%, 1/17/23	297,228
500,000	Mercedes-Benz Auto Lease Trust, Series 2017-A, Class A3, 1.79%, 4/15/20	496,675
250,000	Nissan Auto Lease Trust, Series 2017-B, Class A3, 2.05%, 9/15/20	247,697
120,000	Nissan Master Owner Trust Receivables, Series 2016-A, Class A2, 1.54%, 6/15/21	118,412
150,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	148,849
100,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	100,412
TOTAL ASSET-BACKED SECURITIES (Cost $5,864,572) (1.8%)		5,807,703
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.1%)
281,408	Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A1, 1.88%, 12/10/49	276,735
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	99,482
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	154,179

See Notes to Financial Statements.

March 31, 2018

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.1%) (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	$248,457
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(3)	150,840
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	506,012
100,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.32%, 2/25/23(3)	101,864
350,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K729, Class A2, 3.14%, 10/25/24	351,504
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.50%, 11/25/45(2)(3)	250,252
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(2)(3)	252,997
150,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	140,214
142,295	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	143,721
353,875	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2, 2.92%, 2/15/47	354,535
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.1%) (continued)
$250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	$246,775
254,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	254,374
390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	390,268
204,043	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	206,636
200,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A2, 2.95%, 12/15/47	200,427
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	99,481
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	299,296
150,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	145,325
445,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.82%, 8/15/50	454,868
233,459	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	229,592
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.1%) (continued)
$400,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	$406,816
300,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	295,411
400,000	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A4, 3.65%, 10/15/57	405,305
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,878,364) (2.1%)		6,665,366
CORPORATE BONDS & NOTES (10.3%)
	BASIC MATERIALS (0.3%)
250,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	260,765
200,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23(1)(2)	201,304
225,000	Kinross Gold Corp., Guaranteed Notes, 5.95%, 3/15/24	241,762
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	178,270
150,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(2)	142,500
56,000	Vale Overseas, Ltd., Guaranteed Notes, 4.38%, 1/11/22	57,456
		1,082,057
	COMMUNICATIONS (1.1%)
300,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24(1)	297,685
250,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	276,945
200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	200,317

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (10.3%) (continued)
	COMMUNICATIONS (1.1%) (continued)
$267,000	AT&T, Inc., Senior Unsecured Notes, 4.10%, 2/15/28(2)	$265,112
250,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	248,443
200,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	204,381
145,000	Comcast Corp., Guaranteed Notes, 4.05%, 11/1/52	136,099
300,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(1)	310,965
150,000	Grupo Televisa S.A.B., Senior Unsecured Notes, 6.63%, 1/15/40	172,117
250,000	Motorola Solutions, Inc., Senior Unsecured Notes, 3.50%, 3/1/23	246,407
150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	156,000
200,000	Orange SA, Senior Unsecured Notes, 1.63%, 11/3/19	195,859
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	259,288
200,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(2)	201,102
200,000	Time Warner, Inc., Guaranteed Notes, 3.80%, 2/15/27	193,366
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	253,081
		3,617,167
Principal Amount		Value
CORPORATE BONDS & NOTES (10.3%) (continued)
	CONSUMER, CYCLICAL (1.0%)
$150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	$152,535
200,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	203,000
150,000	Dollar General Corp., Senior Unsecured Notes, 4.15%, 11/1/25(1)	154,148
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	199,916
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	198,543
100,000	Goodyear Tire & Rubber Co. (The), Guaranteed Notes, 5.00%, 5/31/26	97,250
150,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	149,813
250,000	Home Depot, Inc. (The), Senior Unsecured Notes, 2.63%, 6/1/22	246,264
250,000	Leggett & Platt, Inc., Senior Unsecured Notes, 3.50%, 11/15/27	240,482
200,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	200,770
200,000	McDonald’s Corp. MTN, Senior Unsecured Notes, 4.45%, 3/1/47	206,142
150,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(2)	149,665
150,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	151,665
200,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	215,632
150,000	Starbucks Corp., Senior Unsecured Notes, 3.75%, 12/1/47(1)	144,679
Principal Amount		Value
CORPORATE BONDS & NOTES (10.3%) (continued)
	CONSUMER, CYCLICAL (1.0%) (continued)
$175,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	$172,812
150,000	WW Grainger, Inc., Senior Unsecured Notes, 4.20%, 5/15/47	150,652
		3,033,968
	CONSUMER, NON-CYCLICAL (1.4%)
250,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	248,662
125,000	AbbVie, Inc., Senior Unsecured Notes, 4.70%, 5/14/45	128,902
200,000	Allergan Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	198,476
225,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	216,290
250,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 2.65%, 2/1/21	248,042
250,000	Becton Dickinson and Co., Senior Unsecured Notes, 2.89%, 6/6/22	242,565
150,000	Celgene Corp., Senior Unsecured Notes, 5.25%, 8/15/43	163,444
250,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	254,250
250,000	CVS Health Corp., Senior Unsecured Notes, 3.35%, 3/9/21	251,361
150,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	150,021
200,000	Express Scripts Holding Co., Guaranteed Notes, 3.40%, 3/1/27	187,906
250,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	247,932

See Notes to Financial Statements.

March 31, 2018

Principal Amount		Value
CORPORATE BONDS & NOTES (10.3%) (continued)
	CONSUMER, NON-CYCLICAL (1.4%) (continued)
$200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	$200,500
225,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	223,631
100,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21	101,000
150,000	NYU Hospitals Center, Secured Notes, 4.78%, 7/1/44	165,686
200,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	198,603
150,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	152,999
200,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	209,526
150,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	151,125
215,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	213,072
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	107,407
250,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	263,554
		4,524,954
	ENERGY (1.0%)
250,000	Andeavor, Guaranteed Notes, 5.13%, 12/15/26	264,006
150,000	Concho Resources, Inc., Guaranteed Notes, 4.88%, 10/1/47	159,206
250,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23(1)	252,812
175,000	Devon Energy Corp., Senior Unsecured Notes, 4.75%, 5/15/42	178,887
Principal Amount		Value
CORPORATE BONDS & NOTES (10.3%) (continued)
	ENERGY (1.0%) (continued)
$100,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	$105,166
175,000	EQT Corp., Senior Unsecured Notes, 2.50%, 10/1/20	171,107
250,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	248,910
175,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	169,529
175,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	172,916
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	247,701
150,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	147,750
150,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	148,374
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	207,952
175,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	191,275
200,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	210,080
200,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	252,525
		3,128,196
	FINANCIAL (3.9%)
200,000	Aflac, Inc., Senior Unsecured Notes, 3.25%, 3/17/25	196,423
150,000	Air Lease Corp., Senior Unsecured Notes, 3.25%, 3/1/25	143,105
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	208,950
Principal Amount		Value
CORPORATE BONDS & NOTES (10.3%) (continued)
	FINANCIAL (3.9%) (continued)
$250,000	American Express Co., Senior Unsecured Notes, 3-month LIBOR + 0.59%, 2.49%, 5/22/18(3)	$250,144
300,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	316,391
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)(2)	254,903
175,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	173,090
150,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20(1)	149,326
150,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21(1)	159,000
109,000	Bank of America Corp. MTN, Senior Unsecured Notes, 4.00%, 4/1/24	111,383
200,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	200,504
250,000	Bank of New York Mellon Corp. (The) MTN, Senior Unsecured Notes, 2.45%, 11/27/20	246,235
250,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28(1)	247,899
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	207,707
200,000	Boston Properties L.P., Senior Unsecured Notes, 2.75%, 10/1/26	182,063
150,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	149,737

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (10.3%) (continued)
	FINANCIAL (3.9%) (continued)
$250,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.55%, 6/16/22	$243,956
250,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	248,173
153,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	156,634
250,000	Citigroup, Inc., Senior Unsecured Notes, 2.90%, 12/8/21	246,191
155,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	170,006
250,000	Citizens Bank NA/ Providence, Senior Unsecured Notes, 3.70%, 3/29/23	251,014
250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	252,598
250,000	Cooperatieve Rabobank UA, Guaranteed Notes, 3.95%, 11/9/22	252,625
200,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(2)	199,967
225,000	Crown Castle International Corp., Senior Unsecured Notes, 4.45%, 2/15/26	228,422
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	210,478
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	247,309
150,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	156,812
200,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20(1)	199,611
200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	196,508
Principal Amount		Value
CORPORATE BONDS & NOTES (10.3%) (continued)
	FINANCIAL (3.9%) (continued)
$175,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	$219,225
182,000	HCP, Inc., Senior Unsecured Notes, 3.15%, 8/1/22	179,409
100,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	102,178
250,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	263,750
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	256,053
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.30%, 1/14/22	239,493
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(2)	254,164
150,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22	145,125
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	200,994
250,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3-month LIBOR + 1.38%, 3.96%, 11/15/48(3)	240,620
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21(4)	249,893
200,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.75%, 1/11/27	193,465
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	523,930
250,000	National Australia Bank, Ltd. GMTN, Senior Unsecured Notes, 2.63%, 7/23/20	247,886
150,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	149,876
Principal Amount		Value
CORPORATE BONDS & NOTES (10.3%) (continued)
	FINANCIAL (3.9%) (continued)
$250,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	$242,900
150,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	146,702
150,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	150,795
150,000	Radian Group, Inc., Senior Unsecured Notes, 4.50%, 10/1/24(1)	146,625
200,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	197,770
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	251,147
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	149,548
100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	100,836
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	250,611
250,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	245,844
250,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23	246,532
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	106,389
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	121,842
200,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	215,892
		12,496,658

See Notes to Financial Statements.

March 31, 2018

Principal Amount		Value
CORPORATE BONDS & NOTES (10.3%) (continued)
	INDUSTRIAL (0.5%)
$125,000	Allegion US Holding Co., Inc., Guaranteed Notes, 3.55%, 10/1/27	$118,319
200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	216,500
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.60%, 9/1/20	253,591
250,000	Johnson Controls International PLC, Senior Unsecured Notes, 3.90%, 2/14/26	250,480
200,000	Owens Corning, Guaranteed Notes, 3.40%, 8/15/26	192,622
250,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	250,579
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	250,893
		1,532,984
	TECHNOLOGY (0.3%)
150,000	Apple, Inc., Senior Unsecured Notes, 2.70%, 5/13/22	148,297
150,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47(1)	144,837
100,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	103,426
150,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	153,562
200,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26	186,116
200,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	221,413
		957,651
Principal Amount		Value
CORPORATE BONDS & NOTES (10.3%) (continued)
	UTILITIES (0.8%)
$200,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	$214,733
150,000	Dominion Energy, Inc., Series C, Senior Unsecured Notes, 4.90%, 8/1/41	161,299
250,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	225,492
100,000	Exelon Corp., Senior Unsecured Notes, 4.45%, 4/15/46	102,006
200,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	206,114
250,000	FirstEnergy Corp., Series A, Senior Unsecured Notes, 2.85%, 7/15/22	242,679
250,000	Florida Power & Light Co., 4.95%, 6/1/35	284,601
200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	192,023
233,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	244,255
100,000	PSEG Power LLC, Guaranteed Notes, 3.00%, 6/15/21	99,644
162,000	PSEG Power LLC, Guaranteed Notes, 4.30%, 11/15/23	168,467
125,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	116,443
200,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	198,305
		2,456,061
TOTAL CORPORATE BONDS & NOTES (Cost $33,082,096) (10.3%)		32,829,696
Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (0.6%)
$300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	$299,955
300,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	293,571
150,000	Indonesia Government International Bond, Senior Unsecured Notes, 4.13%, 1/15/25(1)(2)	151,102
311,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27(1)	314,421
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	153,975
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27(1)	130,688
200,000	Petroleos Mexicanos, Guaranteed Notes, 6.75%, 9/21/47	202,376
250,000	Republic of Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	259,750
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,816,053) (0.6%)		1,805,838
LONG-TERM MUNICIPAL SECURITIES (0.8%)
185,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	185,832
100,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	126,350
175,000	City of Industry CA, Taxable Sales Tax, Revenue Bonds, 6.75%, 1/1/20	187,402

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.8%) (continued)
$200,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	$232,486
200,000	East Baton Rouge Sewerage Commission, Taxable Refunding Revenue Bonds, Series A, 3.65%, 2/1/28	201,880
150,000	Lancaster County Hospital Authority University of Pennsylvania Health System, Revenue Bonds, Series A, 3.00%, 8/15/30	145,904
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	98,183
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	196,804
330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	338,966
140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	153,601
100,000	University of Alabama, Build America Bonds, General Obligation Unlimited, Revenue Bonds, Series B, 5.20%, 10/1/30	105,993
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	110,872
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	242,195
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.8%) (continued)
$100,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	$101,502
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $2,454,067) (0.8%)		2,427,970
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.1%)
500,000	FHLB, 2.88%, 9/11/20	504,779
250,000	FHLB, 3.25%, 3/8/24	256,291
500,000	FHLMC, 1.75%, 5/30/19	497,672
500,000	FHLMC, 6.25%, 7/15/32	681,254
139,251	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	133,855
215,395	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	222,966
188,659	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	194,567
244,602	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	258,057
17,412	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	17,544
970,157	FHLMC Gold PC Pool #G08698, 3.50%, 3/1/46	974,130
200,687	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	204,773
153,003	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	158,409
182,336	FHLMC Gold PC Pool #Q05714, 4.00%, 1/1/42	187,316
226,802	FHLMC Gold PC Pool #Q39580, 4.00%, 3/1/46	233,738
474,589	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	476,525
233,799	FHLMC Pool #AG08748, 3.50%, 2/1/47	234,695
250,000	FNMA, 2.38%, 1/19/23	246,858
250,000	FNMA, 2.63%, 9/6/24	247,816
500,000	FNMA, 1.88%, 9/24/26	460,823
163,430	FNMA Pool #995245, 5.00%, 1/1/39	175,864
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.1%) (continued)
$220,008	FNMA Pool #AB1259, 5.00%, 7/1/40	$237,875
221,806	FNMA Pool #AB1796, 3.50%, 11/1/40	223,892
189,190	FNMA Pool #AB6286, 2.50%, 9/1/27	186,877
196,662	FNMA Pool #AB8144, 5.00%, 4/1/37	211,247
166,234	FNMA Pool #AL7662, 4.50%, 10/1/43	175,758
279,011	FNMA Pool #AQ3960, 3.00%, 8/1/28	279,647
214,000	FNMA Pool #AR0930, 2.50%, 1/1/28	211,249
221,814	FNMA Pool #AS1529, 3.00%, 1/1/29	222,322
458,558	FNMA Pool #AS4928, 3.50%, 5/1/45	460,536
178,324	FNMA Pool #AS5485, 4.50%, 7/1/45	186,939
167,300	FNMA Pool #AS5696, 3.50%, 8/1/45	167,943
352,539	FNMA Pool #AS6385, 4.00%, 12/1/45	362,028
234,911	FNMA Pool #AS7188, 4.00%, 5/1/46	241,238
229,421	FNMA Pool #AS8276, 3.00%, 11/1/46	223,958
237,793	FNMA Pool #AS8483, 3.00%, 12/1/46	232,131
684,998	FNMA Pool #AS8796, 3.00%, 2/1/47	668,678
349,523	FNMA Pool #AU7025, 3.00%, 11/1/43	344,126
140,149	FNMA Pool #AU8070, 3.50%, 9/1/43	141,297
498,034	FNMA Pool #AV0703, 4.00%, 12/1/43	513,267
3,099,226	FNMA Pool #AX9528, 3.50%, 2/1/45	3,114,481
208,474	FNMA Pool #AY2618, 4.00%, 3/1/45	214,316
219,603	FNMA Pool #AY9329, 4.00%, 6/1/45	225,601
182,550	FNMA Pool #AZ4775, 3.50%, 10/1/45	183,252
148,868	FNMA Pool #AZ6194, 3.50%, 10/1/45	149,395
205,136	FNMA Pool #AZ9703, 3.00%, 10/1/45	200,465
371,497	FNMA Pool #BA4732, 3.50%, 12/1/45	372,753
438,180	FNMA Pool #BC9482, 3.00%, 7/1/46	427,760
231,123	FNMA Pool #BD8213, 3.00%, 9/1/46	225,619

See Notes to Financial Statements.

March 31, 2018

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (7.1%) (continued)
$452,404	FNMA Pool #BM2001, 3.50%, 12/1/46	$453,860
163,675	FNMA Pool #MA0073, 4.50%, 5/1/29	171,856
211,375	FNMA Pool #MA2641, 3.00%, 6/1/46	206,350
467,870	FNMA Pool #MA3026, 3.50%, 6/1/47	469,385
123,148	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	118,831
121,298	FNMA REMIC Trust Series 2013-41, Class WD, 2.00%, 11/25/42	115,623
500,000	FNMA TBA, 3.00%, 4/1/48	487,656
1,400,000	FNMA TBA, 4.00%, 4/1/48	1,436,673
950,000	FNMA TBA, 4.50%, 4/1/48	994,735
170,356	GNMA II Pool #MA1090, 3.50%, 6/20/43	172,968
97,019	GNMA II Pool #MA1448, 3.50%, 11/20/43	98,507
126,919	GNMA II Pool #MA1520, 3.00%, 12/20/43	125,506
168,501	GNMA II Pool #MA2149, 4.00%, 8/20/44	174,434
293,506	GNMA II Pool #MA2445, 3.50%, 12/20/44	296,830
203,948	GNMA II Pool #MA3803, 3.50%, 7/20/46	206,133
147,899	GNMA Pool #650494, 5.50%, 1/15/36	162,720
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $22,863,444) (7.1%)		22,464,649
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (4.8%)
	U.S. TREASURY NOTES & BONDS (4.8%)
$350,000	U.S. Treasury Bonds, 5.38%, 2/15/31	$448,150
470,000	U.S. Treasury Bonds, 4.38%, 2/15/38	578,302
3,162,000	U.S. Treasury Bonds, 2.88%, 5/15/43	3,116,793
1,329,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,336,580
2,300,000	U.S. Treasury Notes, 1.00%, 9/30/19	2,258,582
2,650,000	U.S. Treasury Notes, 1.63%, 10/15/20	2,602,279
2,050,000	U.S. Treasury Notes, 2.63%, 2/28/23	2,056,246
1,555,000	U.S. Treasury Notes, 2.38%, 8/15/24	1,528,699
250,000	U.S. Treasury Notes, 2.25%, 11/15/24	243,467
1,210,000	U.S. Treasury Notes, 1.63%, 5/15/26	1,112,964
TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,153,366) (4.8%)		15,282,062
Shares		Value
SHORT-TERM INVESTMENTS (6.2%)
	MONEY MARKET FUNDS (6.2%)
15,940,785	State Street Institutional U.S. Government Money Market Fund, Premier Class	15,940,785
3,825,343	State Street Navigator Securities Lending Government Money Market Portfolio(5)	3,825,343
TOTAL SHORT-TERM INVESTMENTS (Cost $19,766,128) (6.2%)		19,766,128
TOTAL INVESTMENT SECURITIES (102.2%) (Cost $230,841,873)		$325,267,569
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.2%)		(6,847,200)
NET ASSETS (100%)		$318,420,369
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of March 31, 2018, the market value of the securities on loan was $8,889,930.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period.

(4)
When issued security.

(5)
Securities with an aggregate market value of  $8,889,930 were out on loan in exchange for $3,825,343 of cash collateral as of March 31, 2018. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

AGM
Assured Guaranty Municipal.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

TBA
To Be Announced.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of March 31, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$218,218,157	$—	$—	$218,218,157
Asset-Backed Securities	—	5,807,703	—	5,807,703
Commercial Mortgage-Backed Securities	—	6,665,366	—	6,665,366
Corporate Bonds & Notes*	—	32,829,696	—	32,829,696
Foreign Government Obligations	—	1,805,838	—	1,805,838
Long-Term Municipal Securities*	—	2,427,970	—	2,427,970
U.S. Government Agency Obligations	—	22,464,649	—	22,464,649
U.S. Treasury Obligations	—	15,282,062	—	15,282,062
Short-Term Investments	19,766,128	—	—	19,766,128
Total Investments in Securities	$237,984,285	$87,283,284	$—	$325,267,569
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at March 31, 2018

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$515,771,358	$325,267,569
Cash	69,126	49,370
Interest and dividends receivable	318,379	686,459
Receivable for capital shares sold	305,449	70,871
Receivable for securities sold	219,755	96,609
Prepaid expenses	36,064	28,715
Receivable for securities lending income	19,169	1,583
Total Assets	516,739,300	326,201,176
Liabilities:
Payable upon return of securities on loan (Note 1J)	26,568,850	3,825,343
Payable for capital shares redeemed	215,248	93,023
Payable for securities purchased	91,159	3,527,781
Accrued expenses:
Advisory fee	310,154	170,852
Service and distribution plan fees	96,793	61,168
Sub-transfer agent fees	21,397	10,457
Directors’ fees and expenses	1,460	944
Other	115,332	91,239
Total Liabilities	27,420,393	7,780,807
Net Assets	$489,318,907	$318,420,369
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 and 300,000,000 shares, respectively)	$9,407	$9,965
Additional paid-in capital	267,351,167	217,612,141
Undistributed/(distributions in excess of) net investment income	—	267,039
Accumulated net realized gain on investments and foreign currency	12,712,859	6,105,434
Net unrealized appreciation of:
Investments and foreign currency translations	209,245,474	94,425,790
Net Assets	$489,318,907	$318,420,369
Net Asset Value Per Share
Investor Class
Net Assets	$449,736,882	$285,752,643
Shares Outstanding	8,650,406	8,945,101
Net Asset Value, Offering and Redemption Price per Outstanding Share	$51.99	$31.95
Institutional Class
Net Assets	$39,582,025	$32,667,726
Shares Outstanding	756,204	1,019,870
Net Asset Value, Offering and Redemption Price per Outstanding Share	$52.34	$32.03
* Includes securities on loan of	$118,151,657	$8,889,930
Cost of investments	$306,525,884	$230,841,873
See Notes to Financial Statements.

Statements of Operations
for the Year Ended March 31, 2018

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $11,916 and $22,938, respectively)	$4,545,764	$2,359,945
Interest	134,109	2,565,176
Securities lending income	212,527	26,057
Total Income	4,892,400	4,951,178
Expenses:
Advisory fees	3,723,119	2,065,141
Service and distribution plan fees	1,154,371	723,790
Sub-transfer agent fees	230,646	101,523
Auditing and legal fees	237,566	149,485
Transfer agent fees	172,172	125,629
Custody and accounting fees	131,698	140,766
Printing and postage	94,033	51,534
Directors’ fees and expenses	93,976	59,148
Registration and filing fees	41,955	36,607
Compliance and tax service fees	19,684	12,402
Insurance fees	16,705	13,911
Fund administration	11,725	11,725
Other	35,622	27,458
Total Expenses Before Fees Waived (See Note 5)	5,963,272	3,519,119
Less: Advisory Fees Waived and Expenses Reimbursed	(17,427)	(22,329)
Net Expenses	5,945,845	3,496,790
Net Investment Income/(Loss)	(1,053,445)	1,454,388
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments	28,097,960	10,121,753
Foreign currency translations	(56)	535
	28,097,904	10,122,288
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	36,528,656	22,044,939
Foreign currency transactions	—	(101)
	36,528,656	22,044,838
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	64,626,560	32,167,126
Net Increase in Net Assets from Operations	$63,573,115	$33,621,514
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended March 31, 2018 and 2017

	Value Line Small Cap Opportunities Fund, Inc.
	Year Ended March 31, 2018	Year Ended March 31, 2017
Operations:
Net investment loss	$(1,053,445)	$(305,189)
Net realized gain on investments and foreign currency	28,097,904	22,254,987
Change in net unrealized appreciation/(depreciation) on investments	36,528,656	53,369,798
Net increase in net assets from operations	63,573,115	75,319,596
Distributions to Shareholders from:
Net realized gain from investment transactions
Investor Class	(16,354,769)	(22,773,709)
Institutional Class	(1,406,518)	(1,087,237)
	(17,761,287)	(23,860,946)
Share Transactions:
Proceeds from sale of shares
Investor Class	45,483,926	124,057,766
Institutional Class	25,873,212	20,708,579
Proceeds from reinvestment of distributions to shareholders
Investor Class	16,033,774	22,505,562
Institutional Class	1,362,532	1,071,777
Cost of shares redeemed
Investor Class	(126,058,065)	(124,434,128)
Institutional Class	(14,589,456)	(3,416,352)
Net increase/(decrease) in net assets from capital share transactions	(51,894,077)	40,493,204
Total increase/(decrease) in net assets	(6,082,249)	91,951,854
Net Assets:
Beginning of year	495,401,156	403,449,302
End of year	$489,318,907	$495,401,156
Distributions in excess of net investment income included in net assets, at end of year	$—	$(317,139)
Capital Share Transactions:
Shares sold
Investor Class	906,012	2,742,713
Institutional Class	513,882	462,108
Shares issued to shareholders in reinvestment of distributions
Investor Class	308,342	487,873
Institutional Class	26,042	23,164
Shares redeemed
Investor Class	(2,519,245)	(2,813,857)
Institutional Class	(282,255)	(73,991)
Net increase (decrease)	(1,047,222)	828,010
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended March 31, 2018 and 2017

	Value Line Asset Allocation Fund, Inc.
	Year Ended March 31, 2018	Year Ended March 31, 2017
Operations:
Net investment income	$1,454,388	$926,990
Net realized gain on investments and foreign currency	10,122,288	12,118,860
Change in net unrealized appreciation on investments and foreign currency translations	22,044,838	14,553,750
Net increase in net assets from operations	33,621,514	27,599,600
Distributions to Shareholders from:
Net investment income
Investor Class	(1,277,791)	(765,009)
Institutional Class	(224,174)	(26,296)
Net realized gain from investment transactions
Investor Class	(11,003,829)	(6,222,727)
Institutional Class	(1,207,792)	(179,324)
	(13,713,586)	(7,193,356)
Share Transactions:
Proceeds from sale of shares
Investor Class	30,514,259	53,035,286
Institutional Class	23,361,235	3,881,363
Proceeds from reinvestment of dividends to shareholders
Investor Class	11,876,369	6,775,433
Institutional Class	1,376,416	203,914
Cost of shares redeemed
Investor Class	(71,972,359)	(88,087,172)
Institutional Class	(3,319,772)	(1,016,306)
Net decrease in net assets from capital share transactions	(8,163,852)	(25,207,482)
Total increase/(decrease) in net assets	11,744,076	(4,801,238)
Net Assets:
Beginning of year	306,676,293	311,477,531
End of year	$318,420,369	$306,676,293
Undistributed net investment income included in net assets, at end of year	$267,039	$164,732
Capital Share Transactions:
Shares sold
Investor Class	968,083	1,826,566
Institutional Class	767,124	131,740
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	375,835	235,340
Institutional Class	43,461	7,068
Shares redeemed
Investor Class	(2,304,884)	(3,018,876)
Institutional Class	(104,595)	(34,877)
Net decrease	(254,976)	(853,039)
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$47.38	$41.91	$49.50	$47.48	$42.34
Income/(loss) from investment operations:
Net investment income/(loss)	0.03	(0.00)(1)	(0.06)	(0.02)	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	6.46	7.93	(1.42)	5.05	9.44
Total from investment operations	6.49	7.93	(1.48)	5.03	9.37
Less distributions:
Distributions from net realized gains	(1.88)	(2.46)	(6.11)	(3.01)	(4.23)
Net asset value, end of year	$51.99	$47.38	$41.91	$49.50	$47.48
Total return	13.70%	19.09%	(3.03)%	10.96%	22.21%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$449,737	$471,690	$399,788	$364,327	$357,688
Ratio of gross expenses to average net assets(2)	1.21%	1.21%	1.25%	1.27%	1.26%
Ratio of net expenses to average net assets(3)	1.21%	1.21%	1.25%	1.27%	1.26%
Ratio of net investment income/(loss) to average net assets	(0.22)%	(0.08)%	(0.17)%	(0.04)%	(0.16)%
Portfolio turnover rate	11%	21%	17%	17%	15%
	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Years Ended March 31,		November 1, 2015(4) to March 31, 2016
	2018	2017
Net asset value, beginning of year	$47.56	$41.97	$49.71
Income/(loss) from investment operations:
Net investment income/(loss)	0.03	(0.00)(1)	0.03
Net gains/(losses) on securities (both realized and unrealized)	6.63	8.05	(1.66)
Total from investment operations	6.66	8.05	(1.63)
Less distributions:
Distributions from net realized gains	(1.88)	(2.46)	(6.11)
Net asset value, end of year	$52.34	$47.56	$41.97
Total return	14.01%	19.38%	(3.33)%(5)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$39,582	$23,711	$3,662
Ratio of gross expenses to average net assets(2)	1.01%	1.22%	3.47%(6)
Ratio of net expenses to average net assets(3)	0.96%	0.96%	1.00%(6)
Ratio of net investment income to average net assets	0.05%	0.23%	0.43%(6)
Portfolio turnover rate	11%	21%	17%(5)
(1)
Amount is less than $0.01 per share.

(2)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(3)
Ratio reflects expenses net of the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Commencement of operations.

(5)
Not annualized.

(6)
Annualized.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Asset Allocation Fund, Inc. Investor Class
	Years Ended March 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$30.01	$28.13	$28.88	$27.21	$24.68
Income from investment operations:
Net investment income	0.15	0.09	0.03	0.10	0.08
Net gains on securities (both realized and unrealized)	3.16	2.47	0.04	2.17	3.17
Total from investment operations	3.31	2.56	0.07	2.27	3.25
Less distributions:
Dividends from net investment income	(0.14)	(0.07)	(0.05)	(0.10)	(0.06)
Distributions from net realized gains	(1.23)	(0.61)	(0.77)	(0.50)	(0.66)
Total distributions	(1.37)	(0.68)	(0.82)	(0.60)	(0.72)
Net asset value, end of year	$31.95	$30.01	$28.13	$28.88	$27.21
Total return	11.11%	9.18%	0.31%	8.39%	13.22%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$285,753	$297,234	$305,567	$271,045	$237,631
Ratio of gross expenses to average net assets(1)	1.12%	1.13%	1.18%	1.19%	1.19%
Ratio of net expenses to average net assets(2)	1.12%	1.13%	1.15%	1.09%	1.09%
Ratio of net investment income to average net assets	0.43%	0.29%	0.14%	0.37%	0.35%
Portfolio turnover rate	19%	17%	19%	24%	29%
	Value Line Asset Allocation Fund, Inc. Institutional Class
	Years Ended March 31,		November 1, 2015(3) to March 31, 2016
	2018	2017
Net asset value, beginning of year	$30.08	$28.15	$28.97
Income/(loss) from investment operations:
Net investment income	0.24	0.10	0.08
Net gains/(losses) on securities (both realized and unrealized)	3.17	2.53	(0.07)
Total from investment operations	3.41	2.63	0.01
Less distributions:
Dividends from net investment income	(0.23)	(0.09)	(0.06)
Distributions from net realized gains	(1.23)	(0.61)	(0.77)
Total distributions	(1.46)	(0.70)	(0.83)
Net asset value, end of year	$32.03	$30.08	$28.15
Total return	11.33%	9.47%	0.08%(4)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$32,668	$9,442	$5,910
Ratio of gross expenses to average net assets(1)	0.94%	1.32%	2.91%(5)
Ratio of net expenses to average net assets(2)	0.87%	0.88%	0.93%(5)
Ratio of net investment income to average net assets	0.68%	0.56%	0.64%(5)
Portfolio turnover rate	19%	17%	19%(4)
(1)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(2)
Ratio reflects expenses net of the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(3)
Commencement of operations.

(4)
Not annualized.

(5)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements	March 31, 2018

1.   Significant Accounting Policies
The Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc., (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Each Fund is currently divided into two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. Value Line Small Cap Opportunities Fund, Inc. will attempt to achieve its objective by investing at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalizations. A portion of the Fund’s assets may also be invested in stocks of U.S. mid-market capitalization companies. While the Fund is actively managed by the Adviser, the Adviser relies generally on the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”). The Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk by investing in a broad range of common stocks, bonds and money market instruments. The Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shift the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

Notes to Financial Statements (continued)

The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
For the year ended March 31, 2018, there were no transfers among levels for each Fund.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the year ended March 31, 2018, there were no Level 3 investments in either Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of March 31, 2018, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

March 31, 2018

The dividends and distributions were as follows:
	Year Ended March 31, 2018	Year Ended March 31, 2017
Value Line Small Cap Opportunities Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$1.8819	$2.4629
Institutional Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$1.8819	$2.4629
Value Line Asset Allocation Fund, Inc.
Investor Class:
Dividends per share from net investment income	$0.1424	$0.0748
Distributions per share from net realized gains	$1.2258	$0.6080
Institutional Class:
Dividends per share from net investment income	$0.2275	$0.0892
Distributions per share from net realized gains	$1.2258	$0.6080
The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund may realize a gain or loss. The Funds use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Registration and filing fees	$26,643	$15,312	$41,955
Transfer agent fees	140,855	31,317	172,172
Sub-transfer agent fees	230,646	—	230,646
Other	32,289	3,333	35,622

Notes to Financial Statements (continued)

	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Registration and filing fees	$22,402	$14,205	$36,607
Transfer agent fees	94,931	30,698	125,629
Sub-transfer agent fees	101,523	—	101,523
Other	24,320	3,138	27,458
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are

March 31, 2018

allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of March 31, 2018, the Funds were not invested in joint repurchase agreements.
As of March 31, 2018, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Small Cap Opportunities Fund, Inc.	$118,151,657	$119,269,257	$120,711,139
Value Line Asset Allocation Fund, Inc.	8,889,930	8,995,058	9,083,929
*
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received cash collateral of $26,568,850 and $3,825,343, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received non-cash collateral of  $92,700,407 and $5,169,715, respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the year ended March 31, 2018.
	Remaining Contractual Maturity of the Agreements As of March 31, 2018
Value Line Small Cap Opportunities Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$26,568,850	$—	$—	$—	$26,568,850
Total Borrowings	$26,568,850	$—	$—	$—	$26,568,850
Gross amount of recognized liabilities for securities lending transactions					$26,568,850
	Remaining Contractual Maturity of the Agreements As of March 31, 2018
Value Line Asset Allocation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,441,818	$—	$—	$—	$1,441,818
Corporate Bonds & Notes	2,383,525	—	—	—	2,383,525
Total Borrowings	$3,825,343	$—	$—	$—	$3,825,343
Gross amount of recognized liabilities for securities lending transactions					$3,825,343
(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

Notes to Financial Statements (continued)

2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the year ended March 31, 2018, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Small Cap Opportunities Fund, Inc.	$52,428,193	$106,971,820	$—	$—
Value Line Asset Allocation Fund, Inc.	21,332,959	40,578,643	35,423,392	21,780,065
4.   Income Taxes
At March 31, 2018, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain
Value Line Small Cap Opportunities Fund, Inc.	$306,525,933	$214,447,197	$(5,201,772)	$209,245,425	$—	$12,712,908
Value Line Asset Allocation Fund, Inc.	230,870,282	96,211,944	(1,814,657)	94,397,287	267,039	6,133,843
Net Unrealized appreciation/depreciation differs for financial statements and tax purposes primarily due to wash sales.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:
Fund	Undistributed Net Investment Income	Accumulated Net Realized Losses	Additional Paid-In Capital
Value Line Small Cap Opportunities Fund, Inc.	$1,370,584	$(883,733)	$(486,851)
Value Line Asset Allocation Fund, Inc.	149,884	(149,884)	—
These reclassifications were primarily due to differing treatments of foreign currency gains/(losses), net operating losses and paydowns. Net assets were not affected by these reclassifications.

March 31, 2018

The tax composition of distributions paid to shareholders during fiscal year ended 2018 and 2017, were as follows:
	Year Ended March 31, 2018 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$265,520	$17,495,767	$17,761,287
Value Line Asset Allocation Fund, Inc.	1,501,965	12,211,621	13,713,586
	Year Ended March 31, 2017 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$23,860,946	$23,860,946
Value Line Asset Allocation Fund, Inc.	791,305	6,402,051	7,193,356
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. advisory fees were computed at an annual rate of 0.75% and 0.65%, respectively, of the Funds’ daily net assets during the period, prior to any fee waivers. Effective January 1, 2018, the advisory fee was reduced following the unbundling of its fee from amounts payable for administration services provided by the Adviser. The advisory fee is computed at an annual rate of 0.74% and 0.64% for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. For the year ended March 31, 2018, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fees
Value Line Small Cap Opportunities Fund, Inc.	$3,723,119
Value Line Asset Allocation Fund, Inc.	2,065,141
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the year ended March 31, 2018, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Small Cap Opportunities Fund, Inc.	$1,154,371
Value Line Asset Allocation Fund, Inc.	723,790
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related

Notes to Financial Statements (continued)

services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended March 31, 2018, the below Sub TA fees were paid or payable to the Distributor:
Fund	Sub TA Fees
Value Line Small Cap Opportunities Fund, Inc.	$230,646
Value Line Asset Allocation Fund, Inc.	101,523
The Adviser agreed to pay or reimburse certain expenses of the Fund’s attributable to the Institutional Class, to the extent necessary to limit the Fund’s Institutional Class total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2019 only with the agreement of the Board of Directors. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to waive all or a portion of its management fee and reimburse the Funds to the Expense Limitation. As of March 31, 2018, fees contractually reimbursed amounted to $17,427 and $22,329 for the Value Line Small Cap Opportunities Fund and Value Line Asset Allocation Fund, respectively. As of March 31, 2018, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser/Distributor
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2019	$15,171
Value Line Asset Allocation Fund, Inc.	March 31, 2019	13,745
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2020	28,619
Value Line Asset Allocation Fund, Inc.	March 31, 2020	34,466
Value Line Small Cap Opportunities Fund, Inc.	March 31, 2021	17,427
Value Line Asset Allocation Fund, Inc.	March 31, 2021	22,329
During the year ended March 31, 2018, the Funds did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (hereafter collectively referred to as the “Funds”) as of March 31, 2018, the related statements of operations for the year ended March 31, 2018, the statements of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
May 24, 2018
We have served as the auditor of one or more investment companies in Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (October 1, 2017 through March 31, 2018).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning account value 10/1/17	Ending account value 3/31/18	Expenses paid during the period 10/1/17 thru 3/31/18*	Annualized Expense Ratio
Actual
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$1,060.50	$6.32	1.23%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,061.90	4.99	0.97
Value Line Asset Allocation Fund, Inc. – Investor class	1,000.00	1,051.50	5.73	1.12
Value Line Asset Allocation Fund, Inc. – Institutional class	1,000.00	1,052.80	4.45	0.87
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	1,000.00	1,018.80	6.19	1.23
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,020.09	4.89	0.97
Value Line Asset Allocation Fund, Inc. – Investor class	1,000.00	1,019.35	5.64	1.12
Value Line Asset Allocation Fund, Inc. – Institutional class	1,000.00	1,020.59	4.38	0.87
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the Fund’s most recent fiscal one-half year). These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended March 31, 2018, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Small Cap Opportunities Fund, Inc.	100.00%	100.00%	$17,495,767
Value Line Asset Allocation Fund, Inc.	100.00	100.00	12,211,621
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for both Value Line Small Cap Opportunities Fund and Value Line Asset Allocation Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Fund Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 47	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust (September 2013 – present)
Non-Interested Directors
Joyce E. Heinzerling Age: 61	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 61	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund (2014 to present)
Michael Kuritzkes Age: 57	Director	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President and General Counsel, Harbinger Group Inc. (public holding company), 2013 – 2014; Executive Vice President and General Counsel, Digital First Media, LLC, 2012 – 2013; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010 – 2012.	11	None
Paul Craig Roberts Age: 79	Director	Since 2000	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 69	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 47	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 67	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present).
Emily D. Washington Age: 39	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.
*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities, LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Capital Appreciation Fund** seeks income, as high and dependable as is consistent with reasonable risk.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	**Value Line Centurion Fund**† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	**Value Line Strategic Asset Management Trust**† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	**Value Line VIP Equity Advantage Fund** seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation Fund**.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

**
Formerly Value Line Income and Growth Fund.

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(b) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a) (1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

      (2) The Registrant’s Board has designated both James Hillman and Michael Kuritzkes, members of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Experts.  Mr. Hillman and Mr. Kuritzkes are independent directors. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011. Mr. Kuritzkes currently serves as a consultant at Caronado Advisors LLC since June 2014 and previously served as Executive Vice President and General Counsel at Harbinger Group, Inc. (2013 – 2014)

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2018 - $46,190
Audit Fees 2017 - $65,177

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2018 -$12,467
Tax Preparation Fees 2017 -$16,829

(d)	All Other Fees – None

(e)	(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e)	(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2018 -$0
Aggregate Non-Audit Fees 2017 -$0

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President

Date:     6/5/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Mitchell E. Appel

   Mitchell E. Appel, President, Principal Executive Officer

By:     /s/ Emily D. Washington

   Emily D. Washington, Treasurer, Principal Financial Officer

Date:     6/5/2018